                                                                   EXHIBIT 10.21

                        NORTHWEST BIOTHERAPEUTICS, INC.

                                    SERIES D
                          INVESTORS' RIGHTS AGREEMENT

                                OCTOBER   , 2000

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
1.    Registration Rights.........................................    1
1.1   Definitions.................................................    1
1.2   Company Registration........................................    2
1.3   Obligations of the Company..................................    2
1.4   Furnish Information.........................................    3
1.5   Expenses of Registration....................................    3
1.6   Underwriting Requirements...................................    3
1.7   Delay of Registration.......................................    3
1.8   Indemnification.............................................    4
1.9   Reports Under Securities Exchange Act of 1934...............    5
1.10  Assignment of Registration Rights...........................    6
1.11  "Market Stand-Off" Agreement................................    6
1.12  Termination of Registration Rights..........................    7
2.    Covenants of the Company....................................    7
2.1   Delivery of Financial Statements............................    7
2.2   Inspection..................................................    7
2.3   Termination of Covenants....................................    7
3.    Covenants of Investors......................................    7
4.    Miscellaneous...............................................    7
4.1   Successors and Assigns......................................    7
4.2   Amendments and Waivers......................................    8
4.3   Notices.....................................................    8
4.4   Severability................................................    8
4.5   Governing Law...............................................    8
4.6   Counterparts................................................    8
4.7   Titles and Subtitles........................................    8
4.8   Aggregation of Stock........................................    8

                        NORTHWEST BIOTHERAPEUTICS, INC.

                                    SERIES D
                          INVESTORS' RIGHTS AGREEMENT

     This Series D Investors' Rights Agreement (the "Agreement") is made as of
the      day of             , 2000, by and among Northwest Biotherapeutics,
Inc., a Delaware corporation (the "Company"), and the Series D Preferred Stock investors listed on Exhibit A hereto, each of which is herein referred to as a "Series D Investor."

                                    RECITALS

     A. The Company and its Series A Investors, Series B Investors and Series C Investors entered into an Investors' Rights Agreement dated as of February 1999 (the "Amended and Restated Rights Agreement") in order to provide such investors with certain rights to receive or inspect information pertaining to the Company.

     B. The Series D Investors have subscribed for shares of Series D Preferred Stock pursuant to the Confidential Private Placement Memorandum dated October 2000 and the stock purchase agreement related thereto (collectively, the "Subscription Agreements"). A condition to the Series D Investors' obligations under the Subscription Agreements is that the Company and the Series D Investors enter into this Agreement in order to provide the Series D Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series D Preferred Stock held by the Series D Investors and
(ii) certain rights to receive or inspect information pertaining to the Company.

                                   AGREEMENT

     The parties hereby agree as follows:

     1. Registration Rights. The Company and the Series D Investors covenant and agree as follows:

          1.1  Definitions. For purposes of this Section 1:

             (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

             (b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series D Preferred Stock of the Company and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

             (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

             (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10 of this Agreement;

             (e) The term "SEC" means the Securities and Exchange Commission;
        and

             (f) The term "IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act.

          1.2 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.3, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

             (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

             (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

             (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

             (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

             (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

             (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
        Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwritten the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountant, of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.5 Expenses of Registration. All expenses for each Holder (which right may be assigned as provided in Section 1.10), other than underwriting discounts and commissions incurred in connection with the first four (in the aggregate) registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

          1.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.8 Indemnification. In the event any Registrable Securities an included in a registration statement under this Section 1:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
        Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
        (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

             (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

             (c) Promptly after receipt by an indemnified party under this
        Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

             (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent knowledge, access to information, and opportunity to correct or prevent such statement or omission.

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             (f) The obligations of the Company and Holders under this Section
        1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

             (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the

        Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

             (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 275,350 shares of such securities unless such transferee or assignee is a partner or affiliate of the Holder in which case no minimum shareholdings are required, or all of such transferring Holder's securities, if less than 275,350 shares, provided, the Company is promptly furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who arc partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

          1.11 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration (up to 180 days in the case of an initial public offering and up to 90 days in the case of all other public offerings) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.11.

          Notwithstanding the foregoing, the obligations described in this
     Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of
     (i) five (5) years following the consummation of an IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three
     (3)-month period without registration.

     2. Covenants of the Company.

          2.1 Delivery of Financial Statements. The Company shall deliver to each Holder of at least 165,000 shares of Registrable Securities (other than a Holder reasonably deemed by the Company to be a competitor of the Company):

             (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement or stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

             (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, and

             (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis.

          2.2 Inspection. The Company shall permit each Holder of at least 165,000 shares of Registrable Securities (except for a Holder reasonably deemed by the Company to be a competitor of the Company), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Series D Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information,

          2.3  Termination of Covenants.

             (a) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of an IPO, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

             (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.3(a) above.

     3. Covenants of Investors. The Series D Investor may be permitted, subject to compliance with applicable securities laws, to sell, transfer, distribute or grant participations to another person or party with respect to any or all the Securities in order to satisfy the requirements of the U.S. Internal Revenue Service.

     4. Miscellaneous.

          4.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of the Preferred Stock or any class or series or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.2 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each bolder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          4.3 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto or as subsequently modified by written notice.

          4.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the patties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement,
     (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          4.5 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of laws.

          4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          4.8 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights tinder this Agreement.

                            [Signature page follows]

     The parties have executed this Investors' Rights Agreement as of the date first above written.


COMPANY:                                               SERIES D INVESTOR:
NORTHWEST BIOTHERAPEUTICS, INC.                        By:
By:                                                    -----------------------------------------------------
                                                       Name:----------------------------------------------
-----------------------------------------------------         (print)
    Daniel O. Wilds, President                         Title:-----------------------------------------------
Address:  21720 23rd Drive S.E., Suite 100
           Bothell, Washington 98021
Fax:      (206) 368-3026

                                   EXHIBIT A
                     LIST OF INVESTORS - SERIES D PREFERRED


Rosa Ayer                                  6,000

Ronald D. Crockett                        60,000

Howard L. Freedman                         5,000

Chetron Enterprise LLP                     2,000

Lochmar Enterprise LLP                     2,000

Thomas Greene                              2,400
Gerald D. Hermanson                        2,000

Mark and Kelly Kelly Trust DTD
12/18/87                                   5,000

Henry L. Kotkins, TTEE, The Henry
L. Kotkins Trust UA DTD 10/29/93          10,000

Tenwall Investment Co.                    15,000

Miller Schultz LLC                         5,000

Robert B. Olsen and Sharon M. Olsen       18,000

Robert F. Schenkkan, Jr.                   2,000

John A. Schwager, Jr. and Maria H.
Schwager                                   4,000

Gary R. Schwartz                          10,000

Patricia Sheldon                          40,000

Paul Soloway and Pamela J. Pruitt          5,000

John W. Sundsten                           6,000

Joan C. Tupper                            10,000

Nancy Weintraub                           30,000

Paul F. Seligmann                         10,000

E3 Investment Associates                  10,000

Roger W. Beckner                           2,000

Daniel L. and Julie E. Brock                 500

Edward J. Buchwald                         5,000

Martin C. Burkland and Christine S.
Burkland                                   2,000

Stephen CuUnjieng                         10,000

Jack T. Danforth and Suzan D. Danforth
JT TEN                                     5,000

Christopher C. Davis and M. Christine
Davis                                     10,000

Prudential Securities C/F Juan Carlos
del Rosario                               20,000

The Dernbach Family Trust dtd 7/16/98      2,000

Sarah P. Doud                             10,000

Russell A. Ekeblad and Sheila R.
Ekeblad, JT TEN                            7,000

A. H. Feige, Jr.                           2,000

Carol Long Feige                           2,000

Prudential Securities C/F Helen G.
Gerry                                      2,000

Michael J. Goldfarb, his separate
property                                  22,460

Jarlath J. Hume                            2,000

Kaplan & Kaplan                            2,000

Ralph Katz                                 5,000

Marc and Kari Lanphear                     6,000

Anne D. McCormick                          3,000

Jonathan Scott Miller                     10,000

Terence V. O'Keefe and Judy A.
O'Keefe                                   15,000

Jennifer T. Potter                         5,000

Prudential Securities C/F Bruce H.
Schwager                                   2,000

Prudential Securities C/F Christine E.
Schwager                                   2,000

Prudential Securities C/F Steven G.
Schwager                                   3,100

David E. Skinner                           5,000

Thomas D. Waldron                          2,000

Prudential Securities C/F Stephen
Beatty IRA Rollover                        5,000

Marnix L. and Elisabeth M. Bosch          10,000

Stephen H. Catlett                        12,000

Lynne Rogers Feldman                       2,000

Padraic Freeman and Susan Golub            2,000

Michael J. Goldfarb, his separate
property                                  25,000

Thomas Greene                              3,000

Keith D. Grinstein                         5,000

Thomas F. Grohman                          1,500

Robert D. Hamman, CLU, Inc. Profit
Sharing Plan                               5,000

Robert D. and Petra Hamman                 5,000

Kenneth M. Jafe                            2,000

Marinesa S. Letizia                        2,000

James W. Mahaffey                          6,000

Alan Bruce Montgomery                      5,000

Jonathan G. Morgan                         5,000

William W. Putts                          10,000

Prize Indemnity Ltd.                      10,000

Peter C. Rosvall                         200,000

Roger Salloch                              4,000

SCA Promotions, Inc.                       5,000

John A. Schwager, Sr.                     25,000

Maria-Helena Schwager                      2,000

James P. and Paula W. Sheehan              2,000

Michael J. Taylor and Debra A. Nicolet     1,400

Camille M. Uhlir                           5,000

Marnix L. and Elisabeth M. Bosch           1,000

Joseph W. Charlton, Jr.                    6,000

David Neiman                               4,000

Douglas C. Rosen                          10,000

Robert W. Rosen                            4,000

Michael E. Seamon and Julie Seamon,
JT TEN                                     2,000

Ronald M. Sukoneck and Judi L. Cody        2,000

Robert B. Olsen MD Pension & Profit
Sharing Trust DTD 6/19/81                 15,000

Medarex, Inc.                            800,000

R. Matluck & T. Unterberg TTEES
C.E. Unterberg, Towbin 401K Profit
Sharing Plan dtd 10/26/90 FBO Andrew
Arno                                      10,000

Andrew Arno ACF Matthew Arno
U/NY/UGMA                                  5,000

Andrew Arno ACF Jesse Benjamin
Arno U/NY/UGMA                             5,000

Anthony Charos                             2,000

Kevin Charos                               2,000

Ronald and Lisa Frumkes                    2,000

R. Matluck & T. Unterberg TTEES
C.E. Unterberg, Towbin 401 K Profit
Sharing Plan dtd 10/26/90 FBO Theresa
Garvey                                     2,000

R. Matluck & T. Unterberg TTEES
C.E. Unterberg, Towbin 401K Profit
Sharing Plan dtd 10/26/90 FBO Robert
L. Thompson                                2,000

A. Robert Towbin TTEE FBO Barry
towbin Trust dtd 5/8/96                   10,000

A. Robert Towbin TTEE FBO Lisa
Olim Trust dtd 5/8/96                     10,000

Thomas I. Unterberg TTEE Ellen Celli
Family Trust                              10,000

Emily U. Satloff                          20,000

Thomas I. Unterberg TTEE Emily U.
Satloff Family Trust                      10,000

Thomas I. Unterberg                       40,000

Marjorie and Clarence E. Unterberg
Foundation, Inc.                          40,000

Bella and Israel Unterberg Foundation
#2                                        10,000

C.E. Unterberg, Towbin LLC                50,000

C.E. Unterberg, Towbin, A California
Limited Partnership                       50,000

C.E. Unterberg, Towbin Capital
Partners I, L.P.                         100,000

William O. Batley                         10,000

Alan R. Baumann Revocable Trust
U/A/D 12/21/83                             5,000

James E. and Ann B. Borner                10,000

Julian Marie Breslow                       4,000

Neill and Linda S. Brownstein             40,000

CastleRock Partners, L.P.                110,000

CastleRock Partners II, L.P.              10,000

CastleRock Fund, Ltd.                    140,000

CRCK, LLC                                140,000

Reuben David                               2,000

Christoph Harder                          50,000

E. Paul Herbert                            2,000

Francine Hoffman                           2,500

David L. House                            20,000

Paul Huang                                 2,000

Hull Capital Corp. P.S. FBO J. Mitchell
Hull                                       5,000

George Kafkarkou                           5,000

Gloria D. Kelley                           2,000

James P. Kelley                            2,000

Jeffrey Kingsley                           2,000

Richard M. Kirshner                        2,000

Gordon S. and Pamela A. Mitchard          20,000

Theo W. Muller                             4,000

Michael J. Picker and Deborah W.
Picker                                     2,000

Roy E. Reichbach                           2,000

Daniel H. Rosenfeld                        2,500

Steven J. Sampson Trust #2                10,000

Norman A. Scott                            5,000

David and Lore Squier                      2,000

Walter Sturm, M.D. and Sandra Sturm        5,000

David and Lon Talescknick                  2,000

Wafik and Gail Abdou                       2,000

Gordon A. Bowker                           2,000

Kreg W. Boynton and Shen Boynton
DDS                                        5,000

Melinda N. Boynton                         2,300

Sidney Brownstein and Jill Meyers          5,000

Chetron Enterprise LLP                     2,000

Ira S. Cohen and Ann Cohen TTEES Ira
and Ann Cohen Farmly Trust DTD
11/5/97                                    6,000

Prudential Securities OF Juan Carlos
del Rosario                                8,500

David Goldstein MD PA Pension Trust        5,000

Thomas Greene                              4,768

Paul Jay Lewis                            10,000

Lochmar Enterprise LLP                     2,000

Terry L. Miller and Debra Shank Miller     5,000

Trust of G. Robert Osborn and Laurie
M. Osborn DTD 12/20/96                     6,000

Leslie A. Parque                           2,000

Oyvind Ragde                               2,000

Michael J. Rice                           20,000

Ronald L. Rubenstein                       4,000

Ronald L. Rubenstein MDPC TTEE
Employees Profit Sharing Trust P/S/P
Dtd. 8/31/81                              10,000

Cathy A. Sarkowsky                        15,000

Prudential Securities C/F Anne W.
Schwager IRA                               5,000

Hardwick Simmons                          20,000

Sonz Partners LP                          20,000

Gordon Wilcox, TTEE fbo The Gordon
Wilcox 401(k) Plan dtd 1/1/93             10,000

PITT & CO. FBO: Albertson's Inc.
Profit Sharing Plan                       34,000

Paine Webber as IRA Custodian FBO:
Andrew Bluestone, SEP IRA                  2,000

Steven Gersten                             2,000

Michael Glita and Joan D. Glita            2,000

Pauline de Henri Court de Grunne           2,000

David Hoffman and Heidi A. Hoffman         2,000

Paine Webber as IRA Custodian FBO:
Herbert S. Hoffman IRA                     3,000

Paine Webber as IRA Custodian FBO:
Thomas H. Law IRA                          2,000

Bruce A. MacNaughton                       5,000

Michael E. Marrus                          3,000

Sharon McFarlin                            2,000

Omnivest (Bermuda) Ltd.                   10,000

Raymond James & Associates, Inc. C/F
Charles R. Schaller SP IRA #73540455       2,000

Judy W. Soley                              2,000

Steven S. Spinell and Susan H. Spinell     2,000

Paine Webber as IRA Custodian FBO:
A. Robert Towbin IRA                       5,000

UMBTRU & CO. FBO: Wasatch Ultra
Growth Fund                               29,000

UUBTRU & CO. FBO: Wasatch
Global Technology Fund                     7,000

Paine Webber as IRA Custodian FBO:
Barry Goldsmith IRA                        5,000

John C. Kehoe and Caroline M. Kehoe        5,000

Westmont Venture Partners, LLC            10,000

Paine Webher as IRA Custodian FBO:
Morris Dangott IRA                         5,000

Scott C. Stromatt                          2,000

Daniel T. Reiner                          80,000